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                                                                   EXHIBIT 10.10

                                                        Conformed Execution Copy

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of February 23, 2001 (the "First Amendment"), is made and entered into by and among SHAMROCK LOGISTICS OPERATIONS, L.P., a Delaware limited partnership (the "Borrower"), THE CHASE MANHATTAN BANK, as administrative agent (the "Administrative Agent"), ROYAL BANK OF CANADA, as syndication agent (the "Syndication Agent"), SUNTRUST BANK, as documentation agent (the "Documentation Agent"), and the financial institutions (collectively, the "Lenders") parties to the Credit Agreement (as hereinafter defined).


                                    RECITALS

         WHEREAS, the Borrower entered into the Credit Agreement, dated as of December 15, 2000, among the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent, and the Lenders parties thereto (the "Credit Agreement");

         WHEREAS, the Borrower has requested that the Lenders consent to the extension of the early termination of the commitments as contemplated in the last paragraph of Section 4.01 of the Credit Agreement;

         WHEREAS, the parties hereto have agreed, on the terms and conditions herein set forth, to the amendments and agreements contained herein;

         NOW, THEREFORE, IT IS AGREED:

         Section 1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning assigned such terms in the Credit Agreement.

         Section 2. Amendments to Credit Agreement.

         (a) Section 1.01 of the Credit Agreement hereby is amended by inserting the following definitions in the appropriate alphabetical order:

                  "First Amendment" means that certain First Amendment to Credit Agreement, dated as of February 23, 2001, among the Borrower, the Lenders party thereto, the Administrative Agent, the Syndication Agent, and the Documentation Agent.

         (b) The definition of "Agreement" appearing in Section 1.01 of the Credit Agreement hereby is amended to read in its entirety as follows:

                  "Agreement" means this Credit Agreement dated as of December 15, 2000, among the Borrower, the Lenders, the Administrative Agent, the Syndication Agent, and the Documentation Agent, as amended by the First Amendment, as the same may be amended, waived or otherwise modified from time to time in accordance herewith.


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         (c) Section 4.01 of the Credit Agreement hereby is amended by deleting the words and numbers "February 28," where they appear in the last paragraph of such section and replacing such words and numbers with "May 31."

         Section 3. Conditions Precedent to Effectiveness. This First Amendment shall become effective as of the date hereof when the Administrative Agent shall have received counterparts hereof duly executed by the Borrower, each Lender, the Administrative Agent, the Syndication Agent and the Documentation Agent (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic or other written confirmation from such party of the execution of a counterpart hereof by such party).

         Section 4. Reaffirmation of Representations and Warranties. To induce the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent to enter into this First Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in Article III of the Credit Agreement and all other Loan Documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier specified date) and additionally represents and warrants as follows:

         (a) The execution, delivery and performance by the Borrower of this First Amendment are within the Borrower's limited partnership powers, have been duly authorized by all necessary partnership action of the Borrower, require, in respect of the Borrower, no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene or constitute a default under, any provision of law or regulation (including Regulation X issued by the Federal Reserve Board) applicable to the Borrower or Regulation U or the certificate of formation of the Borrower or the Partnership Agreement (Borrower) or any judgment, injunction, order, decree or material agreement binding upon the Borrower or result in or require the creation or imposition of any Lien on any asset of the Borrower.

         (b) This First Amendment has been duly executed and delivered by the Borrower. This First Amendment, the Credit Agreement as amended by this First Amendment are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity.

         (c) No Event of Default has occurred and is continuing as of the date hereof.

         Section 5. Adoption, Ratification and Confirmation of Loan Documents. Each of the Borrower, the Administrative Agent and the Lenders does hereby adopt, ratify and confirm the Loan Documents, as amended, modified or waived hereby, and acknowledges and agrees that the Loan Documents, as amended, modified or waived hereby, are and remain in full force and effect.

         Section 6. Governing Law; Entire Agreement. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         Section 7. Descriptive Headings, etc. The descriptive headings of the several Sections of this First Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.



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         Section 8. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.

         Section 9. Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and the Lenders and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective duly authorized officers as the date first above written.

                                        BORROWER:

                                        SHAMROCK LOGISTICS OPERATIONS, L.P.

                                        By: Riverwalk Logistics, L.P.,
                                            its General Partner

                                            By: Shamrock Logistics GP, LLC,
                                                its General Partner


                                                By:   /s/ Steven Blank
                                                   -----------------------------
                                                   Name:  Steven Blank
                                                   Title: Chief Accounting
                                                          and Financial Officer









                              [Signature Page - 1]

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                                        AGENTS AND LENDERS:

                                        THE CHASE MANHATTAN BANK,
                                        individually and as Administration Agent




                                        By    /s/ Steve Nordaker
                                           -------------------------------------
                                           Name:  Steve A. Nordaker
                                           Title: Managing Director






                              [Signature Page - 2]

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                                        ROYAL BANK OF CANADA,
                                        individually and as Syndication Agent



                                        By:   /s/ Jason York
                                           -------------------------------------
                                           Name:  Jason York
                                           Title: Manager





                              [Signature Page - 3]

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                                        SUNTRUST BANK,
                                        individually and as Documentation Agent



                                        By:   /s/ Steven J. Newby
                                           -------------------------------------
                                           Name:  Steven J. Newby
                                           Title: Vice President





                              [Signature Page - 4]
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                                        THE SUMITOMO BANK, LIMITED



                                        By:  /s/ C. Michael Garrido
                                           -------------------------------------
                                           Name:  C. Michael Garrido
                                           Title: Senior Vice President




                              [Signature Page - 5]
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                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED
                                        NEW YORK BRANCH



                                        By:   /s/ Michael Oakes
                                           -------------------------------------
                                           Name:  Michael N. Oakes
                                           Title: Senior Vice President,
                                                  Houston Office





                              [Signature Page - 6]

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                                        THE BANK OF TOKYO-MITSUBISHI, LTD.



                                        By:   /s/ K. Glasscock
                                           -------------------------------------
                                           Name:  K. Glasscock
                                           Title: VP & Manager





                              [Signature Page - 7]

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                                        THE FUJI BANK, LIMITED



                                        By:   /s/ Toru Maeda
                                           -------------------------------------
                                           Name:  Toru Maeda
                                           Title: General Manager







                              [Signature Page - 8]